SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) MAY 23, 2000

                                NOXSO CORPORATION
             (Exact name of registrant as specified in its charter)

          VIRGINIA                      000-17454                54-1118334
(State or other jurisdiction of        (Commission              (IRS Employer
       incorporation)                  File Number)          Identification No.)


         19 MAPLE LANE, RHINEBECK, NEW YORK                        12572
      (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (914)266-4858

                      2414 LYTLE ROAD BETHEL PARK, PA 15102
          (Former name or former address, if changed since last report)












Exhibit index on consecutive page 18                   Consecutive page 1 of ___



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Pursuant to the Company's Second Amended Plan of Reorganization (the "Plan") of Noxso Corporation (the "Company") on May 23, 2000, all outstanding shares of the Company were cancelled and 900,000 shares of common stock were issued to an investor group consisting of Robert M. Long (360,000 shares), an officer, director and shareholder of the Company prior to the sale of the corporate entity, Robert Platek (450,000 shares), and Spencer Levy (90,000 shares). Pursuant to the terms of the Plan an additional 100,000 shares have been issued, pro-rata, to the Company's unsecured creditors with allowed claims, except for the Department of Energy, which elected not to receive shares. As of June 5, 2000, the Company had a total of 93 shareholders of record.

         Messrs. Long, Platek and Levy paid an aggregate of $50,000 cash, on a pro-rata basis, under the terms of the Plan for the right to acquire control of the Company and 90% of the outstanding shares of common stock.

         In connection with the change of control, all of the Company's officers and directors, with the exception of Mr. Long, were replaced on May 25, 2000. On May 25, 2000, the investor group elected Mr. Long, an officer, director and shareholder of the Company prior to the change of control, as a director and President of the Company. Additionally, James Platek was elected as a director and Treasurer of the Company, and Spencer Levy was elected as a director and Secretary of the Company.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to the Company's Second Amended Plan of Reorganization, as of May 23, 2000, the Company has no material assets. As such, the Company can be defined as a "shell" company, whose sole purpose at this time is to locate and consummate a merger or acquisition with a private entity. The Board of Directors of the Company has elected to commence implementation of the Company's principal business purpose, described below under "Plan of Operation."

         INVESTMENT COMPANY ACT OF 1940

         Although the Company will be subject to regulation under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), management believes the Company will not be subject to regulation under the Investment Company Act of 1940, as amended (the "Investment Company Act"), insofar as the Company will not be engaged in the business of investing or trading in securities. In the event the Company engages in business combinations which result in the Company holding passive investment interests in a number of entities, the Company could be subject to regulation under the Investment Company Act. In such event, the Company would be required to register as an investment company and could be expected to incur significant registration and compliance costs. The Company has obtained no formal determination from the Securities and Exchange Commission as to the status of the Company under the Investment Company Act and, consequently, a violation of such Act could subject the Company to material adverse consequences.


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         INVESTMENT ADVISERS ACT OF 1940

         Under Section 202(a)(11) of the Investment Advisers Act of 1940, as amended, an "investment adviser" means any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing, or selling securities, or who, for compensation and as part of a regular business, issues or promulgates analyses or reports concerning securities. The Company shall only seek to locate a suitable merger of acquisition candidate, and does not intend to engage in the business of advising others in investment matters for a fee or otherwise.

         FORWARD LOOKING STATEMENTS

         Pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), the Company cautions readers regarding forward looking statements found in the following discussion and elsewhere in this report and in any other statement made by, or on the behalf of the Company, whether or not in future filings with the Securities and Exchange Commission. Forward looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by or on behalf of the Company. The Company disclaims any obligation to update forward looking statements. Readers should also understand that under Section 27A(b)(2)(D) of the Securities Act, and Section 21E(b)(2)(D) of the Securities Exchange Act, the "safe harbor" provisions of the PSLRA do not apply to statements made in connection with an initial public offering.

         PLAN OF OPERATION

         The Company intends to seek to acquire assets or shares of an entity actively engaged in a business that generates revenues, in exchange for its securities. The Company has not identified a particular acquisition target and has not entered into any negotiations regarding such an acquisition. Management intends to contact investment bankers, corporate financial analysts, attorneys and other investment industry professionals through various media. As of the date of this report, none of the Company's officers, directors, promoters or affiliates have engaged in any preliminary contact or discussions with any representative of any other company regarding the possibility of an acquisition or merger between the Company and such other company.

         Depending upon the nature of the relevant business opportunity and the applicable state statutes governing the manner in which the transaction is structured, the Company's Board of Directors expects that it will provide the Company's shareholders with complete disclosure documentation concerning a potential business opportunity and the structure of the proposed business combination prior to consummation. Such disclosure is expected to be in the form of a proxy, information statement, or report.

         While such disclosure may include audited financial statements of such a target entity, there is no assurance that such audited financial statements will be available. The Board of Directors does

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         intend to obtain  certain  assurances  of value of the target  entity's
         assets  prior  to  consummating   such  a  transaction,   with  further
         assurances that audited  financial  statements would be provided within
         sixty   days   after   closing.    Closing   documents   will   include
         representations that the value of the assets conveyed to or otherwise so transferred will not materially differ from the representations included in such closing documents, or the transaction will be voidable.

         Due to the Company's intent to remain a shell company until a merger or acquisition candidate is identified, it is anticipated that its cash requirements will be minimal, and that all necessary capital, to the extent required, will be provided by the directors or officers. The Company does not anticipate that it will have to raise capital or acquire any plant or significant equipment in the next twelve months, unless a merger or acquisition target is identified.

         GENERAL BUSINESS PLAN

         The Company's purpose is to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to it by persons or firms who or which desire to seek the perceived advantages of an Exchange Act registered corporation. The Company will not restrict its search to any specific business, industry, or geographical location and the Company may participate in a business venture of virtually any kind or nature. This discussion of the proposed business is purposefully general and is not meant to be restrictive of the Company's virtually unlimited discretion to search for and enter into potential business opportunities. Management anticipates that it may be able to participate in only one potential business venture because the Company has nominal assets and limited financial resources. This lack of diversification should be considered a substantial risk to shareholders of the Company because it will not permit the Company to offset potential losses from one venture against gains from another.

         The Company may seek a business opportunity with entities that have recently commenced operations, or that wish to utilize the public marketplace in order to raise additional capital in order to expand into new products or markets, to develop a new product or service, or for other corporate purposes. The Company may acquire assets and establish wholly-owned subsidiaries in various businesses or acquire existing businesses as subsidiaries.

         Management anticipates that the selection of a business opportunity in which to participate will be complex and extremely risky. Due to general economic conditions, rapid technological advances being made in some industries and shortages of available capital, management believes that there are numerous firms seeking the perceived benefits of a publicly registered corporation. Such perceived benefits may include, among other things, facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, and providing liquidity (subject to restrictions of applicable statutes) for all shareholders. Potentially, available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

         The Company has, and will continue to have, no capital with which to provide the owners of business opportunities with any significant cash or other assets. However, management believes the Company will be able to offer owners of acquisition candidates the opportunity to acquire a controlling ownership interest in a publicly registered company without incurring the cost and time required to conduct an initial public offering. The owners of the business opportunities will,

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         however,  incur  significant  legal and accounting  costs in connection with acquisition of a business opportunity, including the costs of preparing annual (Form 10-K or 10-KSB), quarterly (Form 10-Q or 10-QSB) and current reports (Form 8-K), agreements and related documents. The Exchange Act specifically requires that any merger or acquisition candidate comply with all applicable reporting requirements, which include providing audited financial statements to be included within the numerous filings required under the Securities Exchange Act. Nevertheless, the officers and directors of the Company have not conducted market research and are not aware of statistical data which would support the perceived benefits of a merger or acquisition transaction for the owners of a business opportunity.

         The analysis of new business opportunities will be undertaken by, or under the supervision of, the officers and directors of the Company, none of whom is a professional business analyst. Management intends to concentrate on identifying preliminary prospective business opportunities which may be brought to its attention through present associations of the Company's officers and directors, or by the Company's shareholders. In analyzing prospective business opportunities, management will consider such matters as the available technical, financial and managerial resources; working capital and other financial requirements; history of operations, if any; prospects for the future; nature of present and expected competition; the quality and experience of management services which may be available and the depth of that management; the potential for further research, development, or exploration; specific risk factors not now foreseeable but which then may be anticipated to impact the proposed activities of the Company; the potential for growth or expansion; the potential for profit; the perceived public recognition of acceptance of products, services, or trades; name identification; and other relevant factors. Officers and directors of the Company expect to meet personally with management and key personnel of the business opportunity as part of their "due diligence" investigation. To the extent possible, the Company intends to utilize written reports and personal investigations to evaluate the above factors. The Company will not acquire or merge with any company that cannot provide audited financial statements within a reasonable period of time after closing of the proposed transaction.

         Management of the Company, while not especially experienced in matters relating to the new business of the Company, shall rely upon their own efforts and, to a much lesser extent, the efforts of the Company's shareholders, in accomplishing the business purposes of the Company. It is not anticipated that any outside consultants or advisors, except for the Company's legal counsel and accountants, will be utilized by the Company to effectuate its business purposes. However, if the Company does retain such an outside consultant or advisor, any cash fee earned by such party will be paid by the prospective merger/acquisition candidate, as the Company has no cash assets with which to pay such obligation. As of the date of this report, the Company does not have any contracts or agreements with any outside consultants and none are contemplated.

         Management will not restrict the Company's search for any specific kind of firms, but may acquire a venture that is in its preliminary or development stage or is already operating. It is impossible to predict at this time the status of any business in which the Company may become engaged, in that such business may need to seek additional capital, may desire to have its shares publicly traded, or may seek other perceived advantages which the Company may offer. Furthermore, management does not intend to seek capital to finance the operation of any acquired business opportunity until such time as the Company has successfully consummated a merger or acquisition.


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         It is anticipated  that the Company will incur nominal  expenses in the implementation of its business plan. Because the Company has no capital with which to pay these anticipated expenses, present management of the Company will pay these charges with their personal funds, as interest free loans to the Company. If additional funding is necessary, management and/or shareholders will continue to provide capital or arrange for outside funding. However, the only opportunity which management has to have these loans repaid will be from a prospective merger or acquisition candidate. Management's agreements with the Company contain no negative covenants that would impede or prevent consummation of a proposed transaction. There is no assurance, however, that management will continue to provide capital indefinitely if a merger candidate cannot be found. If a merger candidate cannot be found in a reasonable period of time, management may be required reconsider its business strategy, which could result in the dissolution of the Company.

         ACQUISITION OF OPPORTUNITIES

         In implementing a structure for a particular business acquisition, the Company may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity. The Company may also acquire stock or assets of an existing business. On the consummation of a transaction, it is probable that the present management and shareholders of the Company will no longer be in control of the Company. In addition, the Company's directors may, as part of the terms of the acquisition transaction, resign and be replaced by new directors without a vote of the Company's shareholders or may sell their stock in the Company. Any and all such sales will only be made in compliance with the securities laws of the United States and any applicable state.

         It is anticipated that any securities issued in any such reorganization would be issued in reliance upon an exemption from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of its transaction, the Company may agree to register all or a part of such securities immediately after the transaction is consummated or at specified times thereafter. If such registration occurs, of which there can be no assurance, it will be undertaken by the surviving entity after the Company has successfully consummated a merger or acquisition and the Company is no longer considered a "shell" company. Until a merger or acquisition is consummated, the Company will not attempt to register any additional securities. The issuance of substantial additional securities and their potential sale into any trading market which may develop in the Company's securities may have a depressive effect on the value of the Company's securities in the future, if such a market develops, of which there is no assurance.

         While the actual terms of a transaction to which the Company may be a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition in a so-called "tax-free" reorganization under Sections 368(a)(1) or 351 of the Internal Revenue Code (the "Code"). In order to obtain tax-free treatment under the Code, it may be necessary for the owners of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, the shareholders of the Company would retain 20% or less of the issued and outstanding shares of the surviving entity, which would result in significant dilution in the equity of such shareholders.

         As part of the Company's "due diligence" investigation, officers and directors of the Company may meet personally with management and key personnel, may visit and inspect material facilities, obtain independent analysis of verification of certain information provided, check references of

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         management and key personnel,  and take other reasonable  investigative measures to the extent of the Company's limited financial resources and management expertise. The manner in which the Company participates in an opportunity will depend on the nature of the opportunity, the respective needs and desires of the Company and other parties, the management of the opportunity and the relative negotiation strength of the Company and such other management.

         With respect to any merger or acquisition negotiations with a target company management is expected to focus on the percentage of the Company which the target company shareholders would acquire in exchange for all of their shareholdings in the target company. Depending upon, among other things, the target company's assets and liabilities, the Company's shareholders will in all likelihood hold a substantially lesser percentage ownership interest in the Company following any merger or acquisition. The percentage ownership may be subject to significant reduction in the event the Company acquires a target company with substantial assets. Any merger or acquisition effected by the Company can be expected to have a significant dilutive effect on the percentage of shares held by the Company's then shareholders.

         The Company will participate in a business opportunity only after the negotiation and execution of appropriate written agreements. Although the terms of such agreements cannot be predicted, generally such agreements will require some specific representations and warranties by all of the parties, will specify certain events of default, will detail the terms of closing and the conditions that must be satisfied by each of the parties prior to and after such closing, will outline the manner of bearing costs, including costs associated with the Company's attorneys and accountants, will set forth remedies on default and will include miscellaneous other terms.

         As stated previously, the Company will not acquire or merge with any entity that cannot provide independent audited financial statements within a reasonable period of time after closing of the proposed transaction. The Company is subject to the reporting requirements of the Securities Exchange Act. Included in these requirements is the affirmative duty of the Company to file independent audited financial statements as part of its Form 8-K to be filed with the Securities and Exchange Commission upon consummation of a merger or acquisition, as well as the Company's audited financial statements included in its annual report on Form 10-K (or 10-KSB, as applicable). If such audited financial statements are not available at closing, or within time parameters necessary to insure the Company's compliance with the requirements of the Exchange Act, or if the audited financial statements provided do not conform to the representations made by the candidate to be acquired in the closing documents, the closing documents will provide that the proposed transaction will be voidable at the discretion of the present management of the Company. If such transaction is voided, the agreement will also contain a provision providing for the acquisition entity to reimburse the Company for all costs associated with the proposed transaction.

         COMPETITION

         The Company will remain an insignificant participant among the firms which engage in the acquisition of business opportunities. There are many established venture capital and financial concerns which have significantly greater financial and personnel resources and technical expertise than the Company. In view of the Company's combined extremely limited financial resources and limited management availability, the Company will continue to be at a significant competitive disadvantage compared to the Company's competitors.


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         RISK FACTORS

         The Company's business is subject to numerous risk factors, including the following:

         BANKRUPTCY, NO REVENUE AND MINIMAL ASSETS. The Company, as a result of the bankruptcy proceedings, has no operations or revenues. The Company has no significant assets or financial resources. The Company will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a business combination. This may result in the Company incurring a net operating loss that will increase continuously until the Company can consummate a business combination with a profitable business opportunity. There is no assurance that the Company can identify such a business opportunity and consummate such a business combination. In addition, since the Company has previously filed bankruptcy other companies may be adverse to entering into a business combination with the Company because of regulatory or disclosure requirements which may limit the actions of such company and/or the negative perception which may exist about a post-bankruptcy company.

         SPECULATIVE NATURE OF COMPANY'S PROPOSED OPERATIONS. The success of the Company's proposed plan of operation will depend to a great extent on the operations, financial condition and management of the identified business opportunity. While management intends to seek a business combination with an entity having an established operating history, there can be no assurance the Company will be successful in locating any candidates meeting such criteria. In the event the Company completes a business combination, the success of its operations may be dependent upon management of the successor firm or venture partner firm and numerous other factors beyond the Company's control.

         SCARCITY OF AND COMPETITION FOR BUSINESS OPPORTUNITIES AND COMBINATIONS. The Company is and will continue to be an insignificant participant in the business of seeking mergers with, joint ventures with and acquisitions of small private and public entities. A large number of established and well-financed entities, including venture capital firms, are active in mergers and acquisitions of companies that may be desirable target candidates for the Company. Nearly all such entities have significantly greater financial resources, technical expertise and managerial capabilities than the Company and, consequently, the Company will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination. Moreover, the Company will also compete in seeking merger or acquisition candidates with numerous other small public companies.

         NO AGREEMENT FOR BUSINESS COMBINATION OR OTHER TRANSACTION. The Company has no arrangement, agreement or understanding with respect to engaging in a merger with, joint venture with or acquisition of, a private or public entity. There can be no assurance that the Company will be successful in identifying and evaluating suitable business opportunities or in concluding a business combination. Management has not identified any particular industry or specific business within an industry for evaluation by the Company. There is no assurance management will be able to negotiate a business combination on terms favorable to the Company.

         NO STANDARDS FOR BUSINESS COMBINATION. The Company has not established a specific length of operating history or a specified level of earnings, assets, net worth or other criteria which the Company will require a target business opportunity to have achieved. Accordingly, the Company

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         may enter  into a  business  combination  with a  business  opportunity
         having  no  significant  operating  history,   losses,  limited  or  no
         potential for earnings, limited assets, negative net worth or other characteristics that are indicative of development stage companies.

         CONTROL BY INVESTOR GROUP. The investor group, which consists of Mr. Long, Robert Platek and Spencer Levy, will, in the aggregate, beneficially own approximately 90% of the shares of the Company's outstanding capital stock. As a result, these stockholders possess the ability, among other things, to elect a majority of the Company's Board of Directors and approve significant corporate transactions. Such share ownership and control may also have the effect of delaying or preventing a change in control of the Company, impeding a merger, consolidation, takeover or other business combination involving the Company or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company, thereby having a material and adverse effect on the value of the Company's stock. In addition, investors may have difficulty obtaining the necessary stockholder vote required for corporate actions contrary to the wishes of the management.

         CONTINUED MANAGEMENT CONTROL, LIMITED TIME AVAILABILITY. While seeking a business combination, management anticipates devoting up to 15 hours per month to the business of the Company. The Company has not entered into employment agreements with any of its officers and is not expected to do so in the foreseeable future. The Company has not obtained key man life insurance on any of its officers or directors. Notwithstanding the combined limited experience and time commitment of management, loss of the services of any of these individuals would adversely affect development of the Company's business and its likelihood of continuing operations.

         CONFLICTS OF INTEREST - GENERAL. Officers and directors of the Company may participate in business ventures which could be deemed to compete directly with the Company. Additional conflicts of interest and non-arm's length transactions may also arise in the event the Company's officers or directors are involved in the management of any firm with which the Company transacts business.

         REPORTING REQUIREMENTS MAY DELAY OR PRECLUDE ACQUISITION. Sections 13 and 15(d) of the Securities Exchange Act require reporting companies to provide certain information about significant acquisitions, including audited financial statements for the company acquired, covering one, two, or three years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target entities to prepare such statements may significantly delay or essentially preclude consummation of an otherwise desirable acquisition by the Company. Acquisition prospects that do not have or are unable to obtain the required audited statements may be inappropriate for acquisition so long as the reporting requirements of the Exchange Act are applicable.

         LACK OF MARKET RESEARCH OR MARKETING ORGANIZATION. The Company has neither conducted, nor have others made available to it, results of market research indicating that market demand exists for the transactions contemplated by the Company. Moreover, the Company does not have, and does not plan to establish, a marketing organization. Even in the event demand is identified for a merger or acquisition contemplated by the Company, there is no assurance the Company will be successful in completing any such business combination.

         LACK OF DIVERSIFICATION. The Company's proposed operations, even if successful, will in all likelihood result in the Company engaging in a business combination with a business opportunity. Consequently, the Company's activities may be limited to those engaged in by business opportunities which the Company merges with or acquires. The Company's inability to diversify its activities into a number of areas may subject the Company to economic fluctuations within a particular business or industry and therefore increase the risks associated with the Company's operations.

         GOVERNMENT REGULATION. Although the Company will be subject to the reporting requirements under the Exchange Act, management believes the Company will not be subject to regulation under the Investment Company Act, insofar as the Company will not be engaged in the business of investing or trading in securities. In the event the Company engages in business combinations which result in the Company holding passive investment interests in a number of entities, the Company could be subject to regulation under the Investment Company Act. In such event, the Company would be required to register as an investment company and could be expected to incur significant registration and compliance costs. The Company has obtained no formal determination from the Securities and Exchange Commission as to the status of the Company under the Investment Company Act and, consequently, violation of such Act could subject the Company to material adverse consequences.

         PROBABLE CHANGE IN CONTROL AND MANAGEMENT. A business combination involving the issuance of the Company's common stock will, in all likelihood, result in shareholders of a private company obtaining a controlling interest in the Company. Any such business combination may require management of the Company to sell or transfer all or a portion of the Company's common stock held by them, or resign as members of the Board of Directors of the Company. The resulting change in control of the Company could result in removal of one or more present officers and directors of the Company and a corresponding reduction in or elimination of their participation in the future affairs of the Company.

         REDUCTION OF PERCENTAGE SHARE OWNERSHIP FOLLOWING A BUSINESS COMBINATION. The Company's primary plan of operation is based upon a business combination with a private concern which, in all likelihood, would result in the Company issuing securities to shareholders of any such private company. The issuance of previously authorized and unissued common stock of the Company would result in a reduction in the percentage of shares owned by present and prospective shareholders of the Company and may result in a change in control or management of the Company.

         ABSENCE OF TRADING MARKET. There currently is no trading market for the Company's stock and there is no assurance that a trading market will develop.

         "PENNY" STOCK REGULATION OF BROKER-DEALER SALES OF COMPANY SECURITIES. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks". Generally, penny stocks are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). If the Company's shares are traded for less than $5 per share, as they currently are, the shares will be subject to the SEC's penny stock rules unless (1) the Company's net tangible assets exceed $5,000,000 during the Company's first three years of continuous operations or $2,000,000 after the Company's first three years of continuous operations; or (2) the Company has had average revenue of at least $6,000,000 for the last three years. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prescribed by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. As long as the Company's common stock is subject to the penny stock rules, the holders of the common stock may find it difficult to sell the common stock of the Company.

         TAXATION. Federal and state tax consequences will, in all likelihood, be major considerations in any business combination the Company may undertake. Currently, such transactions may be structured so as to result in tax-free treatment to both companies, pursuant to various federal and state tax provisions. The Company intends to structure any business combination so as to minimize the federal and state tax consequences to both the Company and the target entity; however, there can be no assurance that such business combination will meet the statutory requirements of a tax-free reorganization or that the parties will obtain the intended tax-free treatment upon a transfer of stock or assets. A non-qualifying reorganization could result in the imposition of both federal and state taxes which may have an adverse effect on both parties to the transaction.

         REQUIREMENT OF AUDITED FINANCIAL STATEMENTS MAY DISQUALIFY BUSINESS OPPORTUNITIES. Management believes that any potential business opportunity must provide audited financial statements for review for the protection of all parties to the business combination. One or more attractive business opportunities may choose to forego the possibility of a business combination with the Company, rather than incur the expenses associated with preparing audited financial statements.

         EMPLOYEES

         The Company has no full time employees. The Company's officers and directors have agreed to allocate a portion of their time to the activities of the Company, without compensation. These officers and directors anticipate that the business plan of the Company can be implemented by their devoting an aggregate of 45 hours per month to the business affairs of the Company and, consequently, conflicts of interest may arise with respect to the limited time commitment by such officers and directors. The Company does not expect any significant changes in the number of employees prior to the consummation of a business combination.

         The Company's officers and directors may become involved with other companies who have a business purpose similar to that of the Company. As a result, potential conflicts of interest may arise in the future. If such a conflict does arise and an officer or director of the Company is presented with business opportunities under circumstances where there may be a doubt as to whether the opportunity should belong to the Company or another "shell" company they are affiliated with, they will disclose the opportunity to all such companies.

         DESCRIPTION OF PROPERTY

         The Company has no properties and at this time has no agreements to acquire any properties. The Company intends to attempt to acquire assets or a business in exchange for its securities.

         The Company operates from its offices at 19 Maple Lane, Rhinebeck, New York 12572. Space is provided to the Company on a rent free basis by Mr. Long, an officer, director and principal shareholder of the Company, and it is anticipated that this arrangement will remain until such time as the Company successfully consummates a merger or acquisition. Management believes that this space will meet the Company's needs for the foreseeable future.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of June 5, 2000, with respect to the beneficial ownership of the Company's common stock by each person known by the Company to be the beneficial owner of more than five percent of the outstanding common stock and by directors and officers of the Company, both individually and as a group:


           BENEFICIAL OWNERS                  SHARES OWNED BENEFICIALLY             PERCENT OF CLASS(1)


Robert Long                                            360,000                              36%
19 Maple Lane
Rhinebeck, New York 12572

Robert Platek(2)                                       450,000                              45%
5 Halls Lane
Rye, New York 10580

Spencer Levy                                            90,000                               9%
11 Waverly Place #6H
New York, New York 10003

James Platek(2)                                          -0-                                 0%
335 Garden Street, Apt. #4
Hoboken, New Jersey 07030

All officers and directors, as a                       450,000                              45%
group (3 persons)

------------------

(1)    Percentages are based on 1,000,000 shares of common stock outstanding as of June 5, 2000.

(2)    Robert Platek and James Platek are brothers.

       DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

       The officers and directors of the Company are:

          NAME                     AGE           TITLE(S)
          ----                     ---           --------
          Robert Long               41           President since May 2000
                                                 Director since November 1988
                                                 Secretary from March 1993 to
                                                 May 2000.

          James Platek              32           Treasurer since May 2000
                                                 Director since May 2000

          Spencer Levy              43           Secretary since May 2000
                                                 Director since May 2000

         The directors of the Company are elected by the shareholders and the officers are appointed annually by the Board of Directors. Vacancies in the Board of Directors are filled by the Board of Directors. Directors of the Company receive no compensation for their service as directors. Set forth below are brief descriptions of the recent employment and business experience of the Company's officers and directors.

         James Platek is the brother of Robert Platek, a controlling shareholder of the Company. There are no other family relationships between any executive officer and director of the Company.

         ROBERT M. LONG, PRESIDENT AND DIRECTOR. Mr. Long holds a bachelors degree in Economics from the University of the South (Sewanee, Tennessee), and a Masters of Business Administration from The College of William and Mary (Williamsburg, Virginia). Mr. Long has been self-employed as a financial consultant throughout his career, which has included providing financial consulting services to early stage companies. Since 1997, Mr. Long has been the president and sole shareholder of LongView Partners, Inc., an investment banking company. Through LongView Partners, Inc. Mr. Long provides clients with investment banking services, including assistance with financing and investor relations. From 1983 to 1996, Mr. Long was a self-employed financial consultant, providing investment banking services. Mr. Long has been a director of the Company since November 1988 and served as Secretary from March 1993 until May 25, 2000. Mr. Long was an officer and director of the Company at the time the Company filed bankruptcy. Mr. Long is the Chairman of the Board of Directors of Regent Group, Inc., a public company listed on the OTC-Bulletin Board.

         JAMES PLATEK, TREASURER AND DIRECTOR. Mr. Platek holds a bachelors degree in History from Rutgers University. Since 1998, Mr. Platek has been a self-employed financial consultant and private investor. From 1997 to 1998, Mr. Platek was a retail broker for Morgan Stanley Dean Witter, New York, New York. From 1995 to 1998, Mr. Platek was the Director of Marketing for Plymouth Partners, New York, New York. Mr. Platek was responsible for marketing, analysis and fund raising. Plymouth Partners is a private company which assists companies with funding and marketing. Mr. Platek is the Vice President of Institutional Marketing of Regent Group, Inc.

         SPENCER LEVY, SECRETARY, DIRECTOR. Mr. Levy holds a bachelors degree in Liberal Arts from New York University, and a Masters Degree in Anthropology from the University of Chicago. Since 1996, Mr. Levy has been a employee/consultant for LongView Partners, Inc. Mr. Levy performs investment banking services for LongView Partners, Inc., including assisting clients with financing and investor relations. From 1993 to 1995, Mr. Levy was an Associate for Glaser Capital Management, Inc., New York, New York, where he was responsible for providing investor relations and bookkeeping services. Glaser Capital Management, Inc. provides investor relations to its clientele. Mr. Levy is the Vice President of Editorial Content of Regent Group, Inc.

         PRIOR "SHELL" COMPANY EXPERIENCE

         With the exception of Mr. Long and Mr. Levy, none of the Company's officers and/or directors has had any direct experience in identifying emerging companies for investment and/or business combinations.

         CONFLICTS OF INTEREST

         Members of the Company's management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Insofar as the officers and directors are engaged in other business activities, management anticipates they will devote only a minor amount of time to the Company's affairs.

         The officers and directors of the Company are now and may in the future become shareholders, officers or directors of other companies which may be formed for the purpose of engaging in business activities similar to those conducted by the Company. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of the Company or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. The Company does not currently have a right of first refusal pertaining to opportunities that come to management's attention insofar as such opportunities may relate to the Company's proposed business operations.

         The  officers  and  directors  are,  so long as they  are  officers  or directors of the Company, subject to the restriction that all opportunities contemplated by the Company's plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to the Company and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If the Company or the companies in which the officers and directors are affiliated with both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if the Company should decline to do so. Except as set forth above, the Company has not adopted any other conflict of interest policy with respect to such transactions.

         As of June 5, 2000, the Company does not have any standing audit, nominating, or compensation committees of the Board of Directors.

         During the fiscal year ended June 30, 1999, the Board of Directors held meetings on September 22, 1998 and August 3, 1998. Mr. Toedtman, a director at the time of the meetings, was the only director not present at those meetings. No meetings of the then existing compensation committee were held during the fiscal year ended June 30, 1999.

         EXECUTIVE COMPENSATION

         None of the Company's officers and/or directors receives any compensation for services rendered to the Company, nor has any received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors, which is not expected to occur until after consummation of a merger or acquisition; however, the officers and directors are reimbursed for expenses incurred on behalf of the Company, including travel expenses. As of the date of this report, the Company has no funds available to pay directors. Further, none of the directors are accruing any compensation pursuant to any agreement with the Company.

         It is possible that after the Company successfully consummates a merger or acquisition with another entity that entity may desire to employ or retain one or a number of members of the Company's management for the purposes of providing services to the surviving entity or otherwise provide other compensation to such persons. Each member of management has agreed to disclose to the Company's Board of Directors any discussions concerning possible compensation to be paid to them by any entity which proposes to undertake a transaction with the Company and further, to abstain from voting on such transaction. Therefore, as a practical matter, if each member of the Company's Board of Directors is offered compensation in any form from any prospective merger or acquisition candidate, the proposed transaction cannot be approved by the Company's Board of Directors due to the inability of the Board to affirmatively approve such a transaction. Specifically, under section 13.1-691 of the Virginia Stock Corporation Act, a transaction in which a director has a director or indirect personal interest is not voidable by a corporation if:

                  1. The material facts are disclosed to the board of directors and a majority of the disinterested directors (which must be more than one director) approve the transaction;

                  2. The material facts are disclosed to the share-holders and a majority of the shareholders approve the transaction; however, the shares of interested directors are not counted in determining whether to approve the transaction; or

                  3.       The transaction is fair to the corporation.

         It is possible that persons associated with management may refer a prospective merger or acquisition candidate to the Company. In the event the Company consummates a transaction with any entity referred by associates of management, it is possible that such an associate will be compensated for their referral in the form of a finder's fee. It is anticipated that this fee will be either in the form of restricted common stock issued by the Company as part of the terms of the proposed transaction, or will be in the form of cash consideration. However, if such compensation is in the form of cash, such payment will be tendered by the acquisition or merger candidate, because the Company has insufficient cash available. The amount of such finder's fee cannot be determined as of the date of this report, but is expected to be comparable to consideration normally paid in like transactions. No member of management of the Company will receive any finder's fee, either directly or indirectly, as a result of their respective efforts to implement the Company's business plan.

         No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Other than as disclosed below, none of the present directors, officers or principal shareholders of the Company, nor any family member of the foregoing, nor, to the best of the information and belief of the present management of the Company, any of the former directors, senior officers or principal shareholders of the Company, nor any family member of such former directors, officers or principal shareholders, has or has had any material interest, director or indirect, in any transaction, within the two years prior to the date of this report, or in any proposed transaction which has materially affected or will materially affect the Company. Management believes the following transactions are as fair to the Company and similar to terms which could be obtained from unrelated third parties.

         1. Pursuant to the Plan, on May 23, 2000, all outstanding shares of the Company were cancelled and 900,000 shares of common stock were issued to an investor group consisting of Robert M. Long (360,000 shares), an officer, director and shareholder of the Company prior to the sale of the corporate entity, Robert Platek (450,000 shares), a beneficial shareholder of the Company prior to the sale, and Spencer Levy (90,000 shares). Messrs. Long, Platek and Levy paid an aggregate of $50,000 for control of the Company, on a pro-rata basis.

         LEGAL PROCEEDINGS

         There is no litigation pending or threatened by or against the Company.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         GENERAL

         On February 6, 1997, Olin Corporation, FRU-CON Construction Company and Industrial Rubber & Safety Products, Inc. filed an involuntary petition in bankruptcy against the Company in the United States Bankruptcy Court in the Eastern District of Tennessee (the "Bankruptcy Court"). On June 4, 1997, the Company (i) consented to the jurisdiction of the Bankruptcy Court and was adjudicated bankrupt and (ii) converted the bankruptcy to a proceeding under Chapter 11 of the Bankruptcy Code (case no. 97-19709). The Company operated as a debtor-in-possession in the proceeding until the entity was sold to the investor group on May 23, 2000.

         CONFIRMATION OF SECOND AMENDED PLAN OF REORGANIZATION

         On December 9, 1999, the United States Bankruptcy Court for the Eastern District of Tennessee (the "Bankruptcy Court") entered its Order confirming the Plan. The Plan became effective on May 23, 2000 with the closing of the sale of the entity to the investor group.

         Pursuant to the Plan, the principal elements of the Plan were (1) to sell the Company's assets, and (2) sell the corporate entity, both of which were accomplished on or before May 23, 2000.

         Pursuant to the Company's Second Amended Plan of Reorganization, as of May 23, 2000, the Company has no material assets. As such, the Company can be defined as a "shell" company, whose sole purpose at this time is to locate and consummate a merger or acquisition with a private entity. The Board of Directors of the Company has elected to commence implementation of the Company's principal business purpose, described above. See "Item 2. Acquisition or Disposition of Assets."

         Prior to the change of control, there were 15,383,468 shares of common stock issued and outstanding. Subsequent to the change of control and pursuant to the Plan, there are 1,000,000 shares of common stock issued and outstanding.

         Immediately prior to confirmation of the Plan, the Company had assets totaling approximately $314,863 and liabilities totaling approximately $3,868,078.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective  May  25,  2000,  the  Company   dismissed  Arthur  Andersen,
         LLP, Pittsburgh, Pennsylvania, as its independent accountants, and engaged Daniel J. Baier, CPA, P.C. as the Company's new independent accountant. This dismissal was unrelated to Arthur Andersen LLP's competence, practices and procedures.

         Prior to the engagement of Daniel J. Baier, CPA, P.C., Robert Long, an officer, director and controlling shareholder of the Company consulted with such firm about its engagement and requested Daniel J. Baier, CPA, P.C. to begin its audit work in preparation for the change of control. Neither Mr. Long nor the Company consulted Daniel J. Baier, CPA, P.C. regarding any of the matters identified in Item 304(a)(2) of Regulation S-B.

         The dismissal of Arthur Andersen, LLP and the retention of Daniel J. Baier, CPA, P.C. were approved by the Company's Board of Directors.

         The Company has been the subject of bankruptcy proceedings since February 1997, and as of December 31, 1999, audited financial statements for the fiscal years ending June 30, 1998 and 1999 had not been prepared. Daniel J. Baier, CPA, P.C. has been engaged by the Company to prepare audited statements for the fiscal years ended June 30, 1998 and 1999.

         Arthur Andersen, LLP audited the Company's financial statements for the years ended June 30, 1996 and 1997. Arthur Andersen, LLP's report for such periods did not contained an adverse opinion or a disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles except for i) the Company's ability to continue as a going concern, and ii) the Company's election not to adopt the recognition provisions of Statement of Financial Accounting Standard No. 123 "Accounting for Stock-Based Compensation" and the Company's failure to comply with the related disclosure requirements of such statement. During the period from July 1, 1997 to March 31, 2000, and the years ended June 30, 1996 and 1997, there were no disagreements with Arthur Andersen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, LLP, would have caused such firm to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements. In addition, there were no such events as described under Item 304 of Regulation S-B during the fiscal years ended June 30, 1996 and 1997 and the subsequent interim periods through March 31, 2000.

         Arthur Andersen, LLP has informed the Company that it will provide the SEC a letter containing its position with the foregoing statements regarding the Company's change in certifying accountant.


ITEM 5.  OTHER EVENTS

         Not Applicable.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial statements of businesses acquired:  Not applicable

         (b)    Pro forma financial information: Not applicable.

         (c)    Exhibits:

                REGULATION                                                        CONSECUTIVE
                S-K NUMBER                         DOCUMENT                       PAGE NUMBER

                   2.1         Form of Second Amended Plan of Reorganization          20
                    16         Letter from Arthur Andersen, LLP re: change in
                               certifying accountants                                 54

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOXSO CORPORATION



June 29, 2000                          By:  /S/ ROBERT M. LONG
-------                                   -------------------------------------
                                           Robert Long, President

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